AMENDED AND RESTATED RECOURSE CARVE-OUT GUARANTY
THIS AMENDED AND RESTATED RECOURSE CARVE-OUT GUARANTY (“Guaranty”) is made this 20th day of April, 2012, by AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP III, L.P. (the “Guarantor”), in favor of CITIGROUP GLOBAL MARKETS REALTY CORP. (including its successors, transferees and assigns, the “Lender”).
RECITALS:
A.Lender and each of the parties set forth on Schedule A attached hereto, (individually and collectively, as the context may require, “Borrower”) have entered into a certain Amended and Restated Loan Agreement (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”), which Loan Agreement sets forth the terms and conditions of a loan (said loan, together with all advances which may hereafter be made pursuant to the Loan Agreement, being referred to herein as the “Loan”) to Borrower secured by certain Properties as defined and more particularly described in the Loan Agreement.
B.    Guarantor is an Affiliate of Borrower and will receive direct or indirect benefit from Lender’s making of the Loan to Borrower.
C.    The Loan is evidenced by a certain Amended and Restated Promissory Note executed by Borrower and payable to the order of Lender (such Amended and Restated Promissory Note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the “Note”).
D.    Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement. This Guaranty is one of the Loan Documents described in the Loan Agreement.
E.    Guarantor delivered to Lender a Recourse Guaranty dated as of January 18, 2012 (the “Original Recourse Guaranty ”), and Guarantor and Lender wish to amend and restate the Original Recourse Guaranty in its entirety.
NOW THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, and in and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree that all of the terms, provisions and obligations contained in the Original Recourse Guaranty are hereby amended, restated and superseded in their entirety to read as follows:
As a material inducement to Lender to extend credit to Borrower, Guarantor hereby guarantees to Lender the prompt and full payment and performance of the Guaranteed Obligations (defined below), this Guaranty being upon the following terms and conditions:

1.Guaranteed Obligations.
(a)Guarantor hereby unconditionally and irrevocably guarantees to Lender the punctual payment when due, and not merely the collectability, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter, the payment of the Guaranteed Obligations (hereinafter defined). As used herein, the term “Guaranteed Obligations” shall mean all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Article 13 of the Loan Agreement.
(b)This is a guaranty of payment and not of collection only. The obligations of Guarantor pursuant to Section 1(a) shall be reduced only to the extent of payments of cash to Lender by Borrower, or by Guarantor made pursuant to this Guaranty after Lender has made a written demand for such payments pursuant hereto and such obligations of Guarantor pursuant to Section 1(a) shall not be reduced as a result of the realization by Lender of any proceeds as a result of the exercise of any of its remedies under any other Loan Documents.
2.Primary Liability of Guarantor.
(a)This Guaranty is an absolute, irrevocable and unconditional guaranty of payment. Guarantor shall be liable for the payment of the Guaranteed Obligations, as set forth in this Guaranty, as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or Person whatsoever (including, without limitation, any balance of any deposit account or credit on the books of Lender in favor of Borrower, Guarantor or any other Person).
(b)Guarantor hereby agrees that (i) the occurrence of a default by Guarantor in payment or performance of the Guaranteed Obligations, or any part thereof, when such indebtedness or performance becomes due (subject to any applicable notice and cure periods); (ii) the failure of any Guarantor or Borrower to perform completely and satisfactorily the covenants, terms and conditions of any of the Guaranteed Obligations or the Loan Documents (subject to any and all applicable grace and cure periods); (iii) the death, incompetency, dissolution or insolvency of Borrower or any Guarantor; (iv) the inability of Borrower or any Guarantor to pay debts as they mature; (v) an assignment by Borrower or any Guarantor for the benefit of creditors; (vi) the institution of any proceeding by or against Borrower or any Guarantor in bankruptcy or for a reorganization or an arrangement with creditors, or for the appointment of a receiver, trustee or custodian for any of them or for any of their respective properties; or (vii) the falsity in any material respect to, or any material omission in, any representation made to Lender by Borrower or any Guarantor, in each case shall, individually and collectively, constitute an “Event of Default,” in addition to those Events of Defaults described in the Loan Agreement. Upon the occurrence of such an Event of Default, the Guaranteed Obligations, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Lender, and Guarantor shall, on written demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor or of default or nonperformance, or notice of acceleration or of intent to, notice of existence of the Debt or any amendment or modification of the Debt or any other notice whatsoever, without any notice having been given to Guarantor previous to such demand of the acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness or of such obligation to perform, all such notices being hereby waived by Guarantor, pay the Guaranteed Obligations to Lender or perform or observe the agreement, covenant, term or condition, as the case may be, and, unless required by law, it shall not be necessary for Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower or others liable on such indebtedness or for such performance, or to enforce any rights against any security that shall ever have been given to secure such indebtedness or performance, or to join Borrower or any others liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations; provided, however, that nothing herein contained shall prevent Lender from suing on the Note or foreclosing the Security Instruments or from exercising any other rights thereunder, and if such foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the amount due on the Note and Security Instruments, and Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. At any sale of any of the Properties or other collateral given for the Guaranteed Obligations or any part thereof, whether by foreclosure or otherwise, Lender may at its discretion purchase all or any part of any Property or collateral so sold or offered for sale for its own account and may, in payment of the amount bid therefor, deduct such amount from the balance due it pursuant to the terms of the Note and Security Instruments.
(c)Suit may be brought or demand may be made against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Lender against any party hereto. During any time that Lender is entitled to exercise its rights or remedies hereunder, it may in its discretion elect to demand payment and/or performance. If Lender elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Guaranteed Obligations have been paid and performed in full. If Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Guaranteed Obligations have been paid and performed in full.
3.Certain Agreements and Waivers by Guarantor.
(a)Guarantor hereby agrees that neither Lender’s rights or remedies nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of (and Guarantor hereby waives any rights or protections related to):
(i)any limitation of liability or recourse in any other Loan Document or arising under any law;

(ii)any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration;
(iii)the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;
(iv)any homestead exemption or any other similar exemption under Applicable Law and Guarantor hereby waives the benefit of any such exemption as to the Guaranteed Obligations;
(v)any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, including any impairment of Guarantor’s recourse against any Person or collateral;
(vi)whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release or settlement of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations;
(vii)the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;
(viii)either with or without notice to or consent of Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Lender to Borrower, Guarantor, and/or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations or the Debt (it being further understood and agreed that this Guaranty shall survive irrespective of any change in the time, manner or place of payment of either the Guaranteed Obligations and/or the Debt);
(ix)any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations;
(x)any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse, or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and Guarantor acknowledges and agrees that Lender shall have no duty to notify Guarantor of any information which Lender may have concerning Borrower;
(xi)if for any reason that Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else;
(xii)the making of advances by Lender to protect its interest in the any of the Properties, preserve the value of any of the Properties or for the purpose of performing any term or covenant contained in any of the Loan Documents;
(xiii)the existence of any claim, counterclaim, set off, recoupment, reduction or defense based upon any claim or other right that Guarantor may at any time have against Borrower, Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document;
(xiv)the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations); or
(xv)any order, ruling or plan of reorganization emanating from proceedings under Title 11 of the Bankruptcy Code with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Lender.
(b)In the event any payment by Borrower or any other Person to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another Person (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Lender and any reasonable attorneys’ fees, costs and expenses actually paid or incurred by Lender in connection with any such event. It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a Guarantor.
(c)If acceleration of the time for payment of any amount payable by Borrower under the Note, the Loan Agreement, or any other Loan Document is stayed or delayed by any law or tribunal, all such amounts shall nonetheless be payable by Guarantor on written demand by Lender.
4.Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:
(a)such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;
(b)Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed;
(c)Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a Default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 4, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and
(d)Guarantor shall promptly upon written request of Lender from time to time execute such documents and perform such acts as Lender may reasonably require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 4, including, but not limited to, execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Lender of any promissory notes or other instruments evidencing indebtedness of Borrower to Guarantor. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.
5.Other Liability of Guarantor or Borrower. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Guarantor. If Borrower is or becomes indebted to Lender for any indebtedness other than or in excess of the Guaranteed Obligations for which Guarantor is liable under this Guaranty, any payment received or recovery realized upon any indebtedness of Borrower to Lender may, except to the extent paid by Guarantor on the Guaranteed Obligations for which Guarantor is liable under this Guaranty or specifically required by law or agreement of Lender to be applied to the Guaranteed Obligations for which Guarantor is liable under this Guaranty, in Lender’s sole discretion, be applied upon indebtedness of Borrower to Lender other than the Guaranteed Obligations for which Guarantor is liable under this Guaranty. This Guaranty is independent of (and shall not be limited by) any other guaranty now existing or hereafter given. Further, Guarantor’s liability under this Guaranty is in addition to any and all other liability Guarantor may have in any other capacity, including, without limitation, its capacity as a general partner.
6.Assignment by Lender. This Guaranty is for the benefit of Lender and Lender’s successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.
7.Binding Effect. This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, successors and assigns. Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor’s estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not the Guaranteed Obligations are then due and payable. If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all of such Persons and each of them individually.
8.Governing Law; Forum. The validity, enforcement and interpretation hereof shall for all purposes be governed by and construed in accordance with the laws of the state of New York and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. All obligations of Guarantor hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and performable. Guarantor hereby irrevocably submits generally and unconditionally for Guarantor and in respect of Guarantor’s property to the jurisdiction of any state court sitting in the City and County of New York, or any United States federal court, sitting in the state specified in the first sentence of this Section and to the jurisdiction of any state or United States federal court sitting in the state in which any of the Properties is located, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Obligations. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under Applicable Law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address set forth for Guarantor in the Loan Agreement, or at a subsequent address of which Lender received actual notice from Guarantor in accordance with said Section, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Guarantor in any other court or jurisdiction.
9.Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by Applicable Law.
10.Attorneys’ Fees, Costs and Expenses of Collection. Guarantor shall pay on written demand all reasonable attorneys’ fees and all other reasonable costs and expenses actually incurred by Lender in the enforcement of or preservation of Lender’s rights under this Guaranty including, without limitation, all reasonable attorneys’ fees, costs and expenses, investigation costs, and all court costs, whether or not suit is filed herein, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor, if there be more than one. Guarantor agrees to pay interest on any expenses or other sums due to Lender under this Section 10 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Note. Guarantor’s obligations and liabilities under this Section 10 shall survive any payment or discharge in full of the Guaranteed Obligations.
11.Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.
12.Controlling Agreement. It is not the intention of Lender or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under Applicable Law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under Applicable Law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under Applicable Law. The provisions of this Section 12 shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender.
13.Notices. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty shall be given in accordance with the applicable terms and conditions of the Loan Agreement. Notwithstanding anything to the contrary contained herein, facsimile notices by Lender of defaults or an Event of Default by Guarantor shall not be deemed sufficient notice for purposes hereunder. Nothing in the preceding sentence shall be construed to limit the other methods described in Section 14.1(a), (b) and (c) in the Loan Agreement in which such notices may be sent by Lender. Notices to Guarantor shall be addressed as follows:
American Realty Capital Operating Partnership III, L.P.
405 Park Avenue, 15th Floor
New York, New York 10022
Attention: William M. Kahane
Facsimile No.: (212) 421-5799

With a copy to:
Donovan LLP
152 Madison Avenue, 14th Floor
New York, New York 10016
Attention: Nicholas T. Donovan, Esq.
Facsimile No.: (212) 223-0966
14.Cumulative Rights. The exercise by Lender of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Lender.
15.Subrogation. Notwithstanding anything to the contrary contained herein, (a) Guarantor shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Guaranteed Obligations, until the Guaranteed Obligations have been fully and finally paid, and (b) if Guarantor is or becomes an “insider” (as defined in Section 101 of the Bankruptcy Code) with respect to Borrower, then Guarantor hereby irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement or any similar rights against Borrower with respect to this Guaranty (including any right of subrogation, except to the extent of collateral held by Lender), whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that Guarantor shall not be deemed to be a

“creditor” (as defined in Section 101 of the Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that Borrower or Guarantor becomes a debtor in any proceeding under the Bankruptcy Code. This waiver is given to induce Lender to make the Loan as evidenced by the Note to Borrower.
16.Further Assurances. Guarantor at Guarantor’s expense will promptly execute and deliver to Lender upon Lender’s written request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.
17.No Fiduciary Relationship. The relationship between Lender and Guarantor is solely that of lender and guarantor. Lender has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Lender.
18.Interpretation. If this Guaranty is signed by more than one Person as “Guarantor”, then the term “Guarantor” as used in this Guaranty shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such undersigned Person, jointly and severally and Lender may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or (ii) pursue rights and remedies under the Security Instruments and/or Applicable Law with respect to any of the Properties or any other Loan Documents. The term “Lender” shall be deemed to include any subsequent holder(s) of the Note. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms “herein”, “hereof”, “hereto”, “hereunder” and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms “include” and “including” shall be interpreted as if followed by the words “without limitation”. All references in this Guaranty to sums denominated in dollars or with the symbol “$” refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency. For purposes of this Guaranty, “Person” or “Persons” shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including governmental bodies, agencies, or instrumentalities, as well as natural persons.
19.Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder.
20.Execution. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement.

21.Entire Agreement. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Lender. This Guaranty may not be modified, amended or superseded except in a writing signed by Lender and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded.
22.WAIVER OF JURY TRIAL. GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS GUARANTY, THE NOTE, THE SECURITY INSTRUMENTS, THE LOAN AGREEMENT AND ANY OTHER LOAN DOCUMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.
23.Consent to Jurisdiction. Guarantor irrevocably submits generally and unconditionally for itself and in respect of its property to the nonexclusive jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of, or relating to, this Guaranty, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state or federal court. Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claims that any such suit, action or proceeding is brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Guarantor and may be enforced in any court in which Guarantor is subject to jurisdiction, by a suit upon such judgment provided that service of process is effected upon Guarantor as provided in the Loan Documents or as otherwise permitted by Applicable Law. Guarantor hereby releases, to the extent permitted by Applicable Law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Guarantor may otherwise be entitled under the laws of the United States of America or of any state of possession of the United States of America now in force and which may hereinafter be enacted. The authority and power to appear for and enter judgment against Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as Lender shall deem necessary and desirable, for all of which this Guaranty shall be sufficient warrant.
THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
24.Net Worth Representation and Covenant. As of the date hereof and at all times until the Guaranteed Obligations have been fully satisfied, Guarantor will maintain a tangible net worth at least equal to $25,000,000, and at least $15,000,000 in assets not serving as collateral for the Loan. For purposes of this Guaranty, “tangible net worth” means, as of a given date, Guarantor’s equity calculated in conformance with GAAP by subtracting total liabilities from total tangible assets.
25.Assets Representation. As of the date hereof, Guarantor owns, directly or indirectly, all of the real estate assets managed or controlled, directly or indirectly, by American Realty Capital Trust, Inc. on the date hereof.
26.Statement of No Change. There is no material action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Guarantor’s knowledge, threatened or contemplated in writing against Guarantor, American Realty Capital Trust, Inc. or American Realty Capital Advisors, LLC that has not been disclosed to Lender by Guarantor in writing in connection with the closing of the Loan.
27.Deficiency. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency relating to any Guaranteed Obligations for which the Guarantor would otherwise by liable hereunder that remain after foreclosure of any mortgage or security interest securing the Note, notwithstanding provisions of law that may prevent the Lender from enforcing such deficiency against the Borrower.
28.Waivers
Guarantor waives each of the following:
(a)Any rights of Guarantor of subrogation, reimbursement, indemnification, and/or contribution against Borrower or any other person or entity, and any other rights and defenses that are or may become available to Guarantor or any other person or entity by reasons of Sections 2787-2855, inclusive of the California Civil Code;
(b)Any rights or defenses that may be available by reason of any election of remedies by Lender (including, without limitation, any such election which in any manner impairs, effects, reduces, releases, destroys or extinguishes Guarantor’s subrogation rights, rights to proceed against Borrower for reimbursement, or any other rights of Guarantor to proceed against any other person, entity or security, including but not limited to any defense based upon an election of remedies by Lender under the provisions of Section 580(d) of the California Code of Civil Procedure or any similar law of California or of any other State or of the United Sates); and
(c)Any rights or defenses Guarantor may have because the Guaranteed Obligations are secured by real property or any estate for years. These rights or defenses include, but are not limited to, any rights or defenses that are based upon, directly or indirectly, the application of Section 580(a), Section 580(b), Section 580(d) or Section 726 of the California Code of Civil Procedure to the Guaranteed Obligations.
The provisions of this subsection (c) mean, among other things:
(y)    Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower for the Debt; and
(z)    If Lender forecloses on a real property pledged by Borrower:
(1)The Guaranteed Obligations shall not be reduced by the price for which the collateral sold at the foreclosure sale or the value of the collateral at the time of the sale, and
(2)Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right of Guarantor to collect from Borrower. Further, the provisions of this Guaranty constitute an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s obligations are secured by real property. These rights and defenses, include, but are not limited to, any rights or defenses based upon Section 580(a), Section 580(b), Section 580(d) or Section 726 of the California Code of Civil Procedure.

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty under as of the date first written above.
AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP III, L.P., a Delaware limited partnership
By:
Name:
Title:
SCHEDULE A
LIST OF BORROWERS

•ARC3 DGTLSAL001, LLC
•ARC3 DGRDLAL001, LLC
•ARC3 DGGDRFL001, LLC
•ARC3 DGMLOFL001, LLC
•ARC3 DGCDTLA01, LLC
•ARC3 DGMGMLA01, LLC
•ARC3 DGMHNLA01, LLC
•ARC3 DGRWDLA01, LLC
•ARC3 DGMTLMO01, LLC
•ARC3 DGSCRMO001, LLC
•ARC3 DGEDWMS001, LLC
•ARC3 DGGVLMS001, LLC
•ARC3 DGWGVMS001, LLC
•ARC3 DGFYTNC01, LLC
•ARC3 DGOIBNC01, LLC
•ARC3 DGVASNC01, LLC
•ARC3 DGFSTOH001, LLC
•ARC3 DGGFDOH001, LLC
•ARC3 DGNMSOH001, LLC
•ARC3 DGPTCTN001, LLC
•ARC3 DGLFDTX001, LLC
•ARC3 DGDVLVA01, LLC
•ARC3 DGHWLVA01, LLC
•ARC3 DGCFDVA01, LLC
•ARC3 DGHSGVA01, LLC
•ARC3 DGMNGWI001, LLC
•ARC3 DGMLNWI001, LLC
•ARC3 DGSNSWI001, LLC
•ARC3 GSCOCFL001, LLC
•ARC3 GSGRAID01, LLC
•ARC3 FEORTNY001, LLC
•ARC3 DGMVLMO001, LLC
•ARC3 DGLKGMO001, LLC
•ARC3 DGKGCMO001, LLC
•ARC3 DGSBRMO001, LLC
•ARC3 DGCWYMO001, LLC
•ARC3 DGAVSMO001, LLC
•ARC3 DGPYNOH001, LLC
•ARC3 DGPLCOH001, LLC
•ARC3 DGPGSTX001, LLC
•ARC3 DGRMATX001, LLC
•ARC3 DGRGCTX001, LLC
•ARC3 DGPTTTX001, LLC
•ARC3 AAHUSTX001, LLC
•ARC3 AAHUSTX002, LLC
•ARC3 WGMPWNJ001, LLC
•ARC3 WGSTVMI001, LLC
•ARC3 WGCLACA001, LLC